Exhibit 10.4

RELEASE

MARK D. KLEIN (the “Executive”), on behalf of myself and my heirs, successors and assigns, in consideration of the performance by National Holdings Corporation, a Delaware corporation (together with its Subsidiaries, the “Company”), of its obligations under the Employment Agreement, dated June 7, 2013, including the annexes thereto, and as amended on June 6, 2014 and again on September 23, 2014 (such latter amendment the “Amendment”, and collectively as amended the “Agreement”), AND THE UNDERSIGNED ON BEHALF OF THE RELEASED PARTIES (as defined below) do hereby under this “General Release” release and forever discharge as of the date hereof the other (the Company, its affiliates, each such Person’s respective successors and assigns and each of the foregoing Persons’ respective present and former directors, officers, partners, stockholders, members, managers, agents, representatives, employees and affiliates (and each such Person’s respective successors and assigns) collectively, the “Released Parties”). Capitalized terms not herein defined shall have the meanings ascribed them in the Executive’s Agreement. References herein to “I” shall mean “Executive,” and each of the Executive, and the Company (on its behalf and on behalf of the Released Parties) shall be a “Party” to this General Release and collectively referred to as the “Parties.”

1.     For fair and adequate consideration, the sufficiency of which is hereby expressly acknowledged by the Parties, I knowingly and voluntarily release and forever discharge the Company and the other Released Parties from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date of this General Release), whether under the laws of the United States or another jurisdiction and whether known or unknown, suspected or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, have or may have, which arise out of or are connected with my employment with, or my separation from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, or defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”); provided, however, that nothing contained in this General Release shall apply to or release any of the Released Parties from, (i) any obligation of the Company contained in the Agreement to be performed after the date hereof or any consideration that serves as the basis for this General Release (including, without limitation, the Released Parties’ promises and releases hereunder and the satisfaction of the Accrued Obligations), (ii) any vested or accrued benefits pursuant to any employee benefit plan, program or policy of the Company (including, without limitation, the Sign On Grant), (iii) any rights to indemnification, contribution, D&O or E&O insurance (including, without limitation, those rights under the Agreement), (iv) any rights in respect of any equity awards or other equity or securities in any of the Released Parties or their affiliates, or (v) any rights in respect of the Other Businesses. Nothing herein shall release Executive’s ability to enforce this General Release.

2.     For fair and adequate consideration, the sufficiency of which is hereby expressly acknowledged by the Parties, the Company on behalf of itself and any of the Released Parties, knowingly and voluntarily releases, acquits and forever discharges Executive and his heirs of and from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, bonuses, controversies, agreements, liabilities, promises, claims, obligations, costs, losses, damages and demands of whatever character, in law or in equity, from the beginning of time through the date of execution of this Agreement (all of the foregoing collectively referred to herein as the “Company Claims”).

3.     The Parties represent that they have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by this General Release.

4.     I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release.

5.     In signing this General Release, the Parties acknowledge and intend that it shall be effective as a bar to each and every one of the Claims or Company Claims hereinabove released. The Parties expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims or Company Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims or Company Claims), if any, as well as those relating to any other Claims or Company Claims hereinabove mentioned or implied. The Parties acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Parties would not have agreed to the terms of the Amendment. The Parties covenant that they shall not directly or indirectly, commence, maintain or prosecute or sue any of the parties released hereunder either affirmatively or by way of cross-complaint, indemnity claim, defense or counterclaim or in any other manner or at all on any Claim or Company Claim covered by this General Release. The Parties further agree that in the event such Party should bring a Claim or Company Claim seeking damages against the other, or in the event a Party should seek to recover against the other in any Claim or Company Claim brought by a governmental agency on the other’s behalf, this General Release shall serve as a complete defense to such Claims or Company Claims. The Parties further agree that they are not aware of any pending charge or complaint of the type described in paragraphs 1 or 2 as of the execution of this General Release.

6.     Both Parties agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the other, any Released Party or Executive of any improper or unlawful conduct.

7.     Except as required by applicable law, the Parties agree that this General Release is confidential and agree not to disclose any information regarding the terms of this General Release, except to my immediate family and any tax, legal or other counsel the Parties have consulted regarding the meaning or effect hereof or as required by law, and the Parties will instruct each of the foregoing not to disclose the same to anyone.

8.     Any non-disclosure provision in this General Release does not prohibit or restrict Executive (or Executive’s attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission, FINRA or any other self-regulatory organization or governmental entity.

9.     Without limitation of any provision of the Agreement, the Parties hereby expressly re-affirm their obligations under the Plan.

10.     Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

“Affiliate” means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

BY SIGNING THIS GENERAL RELEASE, THE PARTIES REPRESENT AND AGREE THAT:

(a)     THE PARTIES HAVE READ IT CAREFULLY;

(b)     THE PARTIES UNDERSTAND ALL OF ITS TERMS AND KNOW THAT THE PARTIES ARE GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)     THE PARTIES VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d)     THE PARTIES HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY (VIA THE AGREEMENT AND THIS RELEASE) BEFORE EXECUTING IT AND THE PARTIES HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e)     I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON SEPTEMBER 23, 2014, TO CONSIDER IT AND THE CHANGES MADE SINCE SUCH DATE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

(f)     I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EIGHTH DAY FOLLOWING EXECUTION OF THE AGREEMENT;

(g)     THE PARTIES HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE SUCH PARTY WITH RESPECT TO IT; AND

(h)     THE PARTIES AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

(j)     THIS RELEASE SHALL REMAIN IN FULL FORCE AND EFFECT SO LONG AS THE COMPANY IS IN COMPLIANCE WITH ITS OBLIGATIONS UNDER THE AGREEMENT (AND THE NONQUALIFIED STOCK OPTION AND DIVIDEND EQUIVALENT AGREEMENT) AND EXECUTIVE CONTINUING TO ABIDE BY THE POST-TERMINATION OBLIGATIONS AND COVENANTS CONTAINED IN THE AGREEMENT.

DATE: September 23, 2014

COMPANY:

NATIONAL HOLDINGS CORPORATION

By:	/s/ Robert B. Fagenson
Name: Robert B. Fagenson
Title: Co-Executive Chairman

EXECUTIVE:

/s/ Mark D. Klein
MARK D. KLEIN